UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2009
BIOHEART, INC.
(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

1-33718	65-0945967

(Commission File Number)	(IRS Employer Identification No.)
13794 NW 4th Street, Suite 212
Sunrise, Florida 33325
(Address of principal executive offices, including zip code)
(954) 835-1500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Exhibits
Signatures
EX-2.3
EX-2.4
EX-2.5
EX-2.6
EX-2.7
EX-2.8

Item 1.01 Entry Into a Material Definitive Agreement
On January 28, 2009, Bioheart, Inc. (the “Company”) received a written notice of an event of default (the “Default Notice”) under the Loan and Security Agreement, dated as of May 31, 2007 (as amended from time to time, the “BlueCrest Agreement”), between BlueCrest Venture Finance Master Fund Limited, as assignee of BlueCrest Capital Finance, L.P. (the “Lender”) and the Company, as borrower. The Default Notice was filed as Exhibit 2.1 to the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission on February 3, 2009.
On February 2, 2009, the Company received from the Lender a notice of acceleration of the outstanding principal amount of the Loan and demanded repayment in full of all outstanding principal and accrued interest on the Loan, including late charges, in the aggregate amount of $2,947,045. A copy of the acceleration notice from the Lender was filed as Exhibit 2.2 to the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission on February 3, 2009. (The acceleration notice, together with the Default Notice, are referred to as the “Notices”).
The Company and the Lender entered into an Amendment to Loan and Security Agreement as of April 2, 2009 (the “Amendment”), that, among other things, includes the Lender’s agreement to forbear from exercising any of its rights or remedies regarding the defaults described in Notices (the “Forbearance”) as long as there are no new defaults under the BlueCrest Agreement, as amended.
The Amendment, (a) increases the amount of permitted unsecured indebtedness of the Company, (b) amended the amortization schedule for the Loan, and (c) prohibits the Company from granting any lien against its intellectual property and grants to the Lender a lien against the Company’s intellectual property that will become effective in the event of a default. In addition, the Company issued the Lender a warrant to purchase $700,000 of the Company’s common shares at a price per share equal to the average closing price over the preceding five (5) trading days.
The effectiveness of the Amendment was conditioned on (i) the Company’s payment to the Lender of a fee of $15,000 prior to April 15, 2009, (ii) Hunton & Williams delivering to the Lender prior to April 10, 2009, a subordination agreement for the indebtedness owed to them by the Company, (iii) the payment to the Lender of accrued interest in the amount of $126,077, (iv) consents to the Amendment from each subordinated lender, including Bank of America, and (v) the delivery by the Company of each of the closing documents.
All conditions to the effectiveness of the Amendment, including all deliveries of documents by the Company and others, and all payments by the Company, have been satisfied.
A copy of the Amendment and each of the closing documents are filed herewith as exhibits.
Item 9.01 Exhibits.

Exhibit Number	Description

2.3	Amendment to Loan and Security Agreement, between the Company and the Lender, dated as of April 2, 2009.

2.4	Grant of Security Interest (Patents), between the Company and the Lender, dated as of April 2, 2009.

2.5	Security Agreement (Intellectual Property), between the Company and the Lender, dated as of April 2, 2009.

2.6	Subordination Agreement, by Hunton & Williams, LLP in favor of the Lender, entered into and effective April 2, 2009.

2.7	Amended and Restated Promissory Note, dated April 2, 2009, by the Company to the Lender.

2.8	Warrant to Purchase 1,315,542 shares of the Company’s Common Stock, dated April 2, 2009.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 8, 2009

BIOHEART, INC.
By:	/s/ Howard J. Leonhardt
Howard J. Leonhardt Chief Executive Officer